Exhibit 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Apr-06                                                              30-Apr-06
Distribution Date:           BMW VEHICLE OWNER TRUST 2003-A             Period #
                             ------------------------------
25-May-06                                                                     37

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
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Balances
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
                                                                                Initial        Period End
    Receivables                                                          $1,643,640,298      $204,595,027
    Reserve Account                                                         $12,327,302        $8,218,201
    Yield Supplement Overcollateralization                                   $9,034,825        $1,097,173
    Class A-1 Notes                                                        $380,000,000                $0
    Class A-2 Notes                                                        $455,000,000                $0
    Class A-3 Notes                                                        $470,000,000                $0
    Class A-4 Notes                                                        $296,913,000      $170,805,381
    Class B Notes                                                           $32,692,000       $32,692,000

Current Collection Period
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    Beginning Receivables Outstanding                                      $221,681,679
    Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                $11,517,483
             Receipts of Pre-Paid Principal                                  $5,311,039
             Liquidation Proceeds                                               $44,816
             Principal Balance Allocable to Gross Charge-offs                  $213,314
        Total Receipts of Principal                                         $17,086,651

        Interest Distribution Amount
             Receipts of Interest                                              $696,764
             Servicer Advances                                                  $58,808
             Reimbursement of Previous Servicer Advances                             $0
             Accrued Interest on Purchased Receivables                               $0
             Recoveries                                                         $29,596
             Net Investment Earnings                                            $29,072
        Total Receipts of Interest                                             $814,240

        Release from Reserve Account                                                 $0

    Total Distribution Amount                                               $17,687,578

    Ending Receivables Outstanding                                         $204,595,027

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                     $43,274
    Current Period Servicer Advance                                             $58,808
    Current Reimbursement of Previous Servicer Advance                               $0
    Ending Period Unreimbursed Previous Servicer Advances                      $102,082

Collection Account
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    Deposits to Collection Account                                          $17,687,578
    Withdrawals from Collection Account
        Servicing Fees                                                         $184,735
        Class A Noteholder Interest Distribution                               $395,900
        First Priority Principal Distribution                                        $0
        Class B Noteholder Interest Distribution                                $79,823
        Regular Principal Distribution                                      $16,973,080
        Reserve Account Deposit                                                      $0
        Unpaid Trustee Fees                                                          $0
        Excess Funds Released to Depositor                                      $54,041
    Total Distributions from Collection Account                             $17,687,578


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Excess Funds Released to the Depositor
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        Release from Reserve Account                                                 $0
        Release from Collection Account                                         $54,041
    Total Excess Funds Released to the Depositor                                $54,041

Note Distribution Account
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    Amount Deposited from the Collection Account                            $17,448,803
    Amount Deposited from the Reserve Account                                        $0
    Amount Paid to Noteholders                                              $17,448,803

Distributions
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    Monthly Principal Distributable Amount                              Current Payment    Ending Balance    Per $1,000      Factor
    Class A-1 Notes                                                                  $0                $0         $0.00       0.00%
    Class A-2 Notes                                                                  $0                $0         $0.00       0.00%
    Class A-3 Notes                                                                  $0                $0         $0.00       0.00%
    Class A-4 Notes                                                         $16,973,080      $170,805,381        $57.17      57.53%
    Class B Notes                                                                    $0       $32,692,000         $0.00     100.00%

    Interest Distributable Amount                                       Current Payment        Per $1,000
    Class A-1 Notes                                                                  $0             $0.00
    Class A-2 Notes                                                                  $0             $0.00
    Class A-3 Notes                                                                  $0             $0.00
    Class A-4 Notes                                                            $395,900             $1.33
    Class B Notes                                                               $79,823             $2.44



Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment    Per $1,000
    Class A-1 Interest Carryover Shortfall                                           $0                $0            $0
    Class A-2 Interest Carryover Shortfall                                           $0                $0            $0
    Class A-3 Interest Carryover Shortfall                                           $0                $0            $0
    Class A-4 Interest Carryover Shortfall                                           $0                $0            $0
    Class B Interest Carryover Shortfall                                             $0                $0            $0


Receivables Data
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                                                                       Beginning Period     Ending Period
    Number of Contracts                                                          24,634            23,822
    Weighted Average Remaining Term                                               18.97             18.08
    Weighted Average Annual Percentage Rate                                       5.11%             5.10%

    Delinquencies Aging Profile End of Period                             Dollar Amount        Percentage
        Current                                                            $182,206,346            89.06%
        1-29 days                                                           $17,220,903             8.42%
        30-59 days                                                           $3,604,199             1.76%
        60-89 days                                                             $645,007             0.32%
        90-119 days                                                            $194,777             0.10%
        120+ days                                                              $723,795             0.35%
        Total                                                              $204,595,027           100.00%
        Delinquent Receivables +30 days past due                             $5,167,778             2.53%


    Write-offs
        Gross Principal Write-Offs for Current Period                          $213,314
        Recoveries for Current Period                                           $29,596
        Net Write-Offs for Current Period                                      $183,718

        Cumulative Realized Losses                                           $8,175,654


    Repossessions                                                         Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                       $565,650                41
        Ending Period Repossessed Receivables Balance                          $720,024                51
        Principal Balance of 90+ Day Repossessed Vehicles                      $106,630                 9


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Yield Supplement Overcollateralization
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    Beginning Period Required Amount                                         $1,210,744
    Beginning Period Amount                                                  $1,210,744
    Ending Period Required Amount                                            $1,097,173
    Current Period Release                                                     $113,571
    Ending Period Amount                                                     $1,097,173
    Next Distribution Date Required Amount                                     $989,390

Reserve Account
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    Beginning Period Required Amount                                         $8,218,201
    Beginning Period Amount                                                  $8,218,201
    Net Investment Earnings                                                     $29,072
    Current Period Deposit                                                           $0
    Current Period Release to Collection Account                                     $0
    Current Period Release to Depositor                                              $0
    Ending Period Required Amount                                            $8,218,201
    Ending Period Amount                                                     $8,218,201

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